Long-Term Debt, Net	12 Months Ended
Dec. 31, 2021
Debt Disclosure [Abstract]
Long-Term Debt, Net
Note 14. Long-Term Debt, Net
Long-term debt, net consists of the following:

	Maturity Year	Interest Rate	December 31, 2021	December 31, 2020
(Amounts in thousands, except percentages)
Senior Notes:
Outstanding principal balance	2025	7.875%	$669,000	$669,000
Less: Unamortized debt issuance costs			(9,100)	(11,363)
Total Senior Notes, net			659,900	657,637
Other Loans:
Outstanding principal balance	2021 - 2024	2.5% - 3.3%	34,900	43,833
Less: Current portion of Other Loans (See Note 12)			(29,202)	(13,114)
Total non-current portion Other Loans, net			5,698	30,719
Total long-term debt, net			$665,598	$688,356

Senior Notes — In April 2018, the Company issued $702.0 million in aggregate principal amount of unsecured senior notes due 2025 (the “Senior Notes”) at a 7.875% interest rate in a private offering pursuant to Rule 144A and Regulation S under the Securities Act. The Company's gross proceeds of $702.0 million from the issuance of the Senior Notes were recorded net of debt issuance costs of $17.4 million. During 2019, the Company repurchased $33.0 million in aggregate principal amount of the Senior Notes. The debt issuance costs are deferred and will be amortized into interest expense over the term of the Senior Notes using the effective interest method. Interest on the Senior Notes accrues and is payable in cash semi-annually in arrears on May 1 and November 1 of each year. The Company may redeem the Senior Notes, in whole or in part, at any time prior to maturity, subject to certain make-whole premiums. The Senior Notes mature on May 1, 2025 at 100% of par.
No Senior Notes were repurchased during the years ended December 31, 2021 and 2020. As of December 31, 2021 and 2020, $669.0 million in aggregate principal amount remains outstanding.
Upon the occurrence of certain change of control triggering events, the Company may be required to repurchase the Senior Notes at a price equal to 101% of their principal amount, plus accrued and unpaid interest through the date of repurchase. The Senior Notes contain certain restrictive covenants that limit the Company's ability to create certain liens, to enter into certain affiliated transactions and to consolidate or merge with, or convey, transfer or lease all or substantially all of its assets, subject to important qualifications and exceptions.
The Senior Notes (i) rank equally in right of payment with the SoftBank Senior Unsecured Notes, any payment obligations under the 2020 LC Facility and any existing and future senior indebtedness of the Company, (ii) are senior in right of payment to any existing and future subordinated obligations of the Company, and (iii) are effectively subordinated to all secured indebtedness of the Company (including obligations under the 2020 LC Facility discussed in Note 23) to the extent of the value of the collateral securing such indebtedness, and are structurally subordinated to all liabilities of any subsidiary that does not guarantee the Senior Notes.
The Senior Notes are unconditionally guaranteed on a senior basis by each of our subsidiaries that guarantees obligations under the Company's 2020 LC Facility or certain other indebtedness of the Company as a guarantor. As of December 31, 2021, each restricted subsidiary that guaranteed obligations under the 2020 LC Facility discussed in Note 23 also guaranteed the Senior Notes.
Subsequent to the July 2019 legal entity reorganization, WeWork Companies LLC is the obligor of its Senior Notes, which is also fully and unconditionally guaranteed by WeWork Inc. WeWork Inc. and the other subsidiaries that sit above WeWork Companies LLC in our legal structure are holding companies that conduct substantially all of their business operations through WeWork Companies LLC. As of December 31, 2021, based on the covenants and other restrictions of the Senior Notes, WeWork Companies LLC is restricted in its ability to transfer funds by loans, advances or dividends to WeWork Inc. and as a result all of the net assets of WeWork Companies LLC are considered restricted net assets of WeWork Inc. See the Supplementary Information — Consolidating Balance Sheet, for additional details regarding the net assets of WeWork Companies LLC.
The indenture that governs the Senior Notes also restricts us from incurring indebtedness or liens or making certain investments or distributions, subject to a number of exceptions. Certain of these exceptions included in the indenture that governs our Senior Notes are subject to us having Minimum Liquidity (as defined in the indenture that governs our Senior Notes). For incurrences in 2020, Minimum Liquidity was required to be 0.3 times Total Indebtedness. Beginning on January 1, 2021, there is no longer a Minimum Liquidity requirement. Certain of these exceptions included in the indenture that governs our Senior Notes are subject to us having Minimum Growth-Adjusted EBITDA (as defined in the indenture that governs our Senior Notes) for the most recent four consecutive fiscal quarters. For incurrences in fiscal years ending December 31, 2019, 2020, 2021 and 2022-2025, the Minimum Growth-Adjusted EBITDA required for the immediately preceding four consecutive fiscal quarters is $200.0 million, $500.0 million, $1.0 billion and $2.0 billion, respectively. For the four quarters ended December 31, 2021, the Company's Minimum Growth-Adjusted EBITDA, as calculated in accordance with the indenture, was less than the $1.0 billion requirement effective as of January 1, 2021. As a result, the Company will be restricted in its ability to incur certain new indebtedness in 2022 that was not already executed or committed to as of December 31, 2019, until such Minimum Growth-Adjusted EBITDA increases above the threshold required. The restrictions of the Senior Notes do not impact our ability to access the unfunded commitments pursuant to the SoftBank Senior Unsecured Notes and the SoftBank Senior Secured Notes.
Other Loans — As of December 31, 2021 and 2020, the Company had various other loans (the “Other Loans”) with outstanding principal amounts of $34.9 million and $43.8 million, respectively, and interest rates ranging from 2.5% and 3.3%, respectively. During the year ended December 31, 2021, the Company repaid $3.9 million of principal and recorded no loss on extinguishment of debt in connection with the prepayment of principal of Other Loans. The Company repaid $54.5 million of principal and recorded a $1.0 million loss on extinguishment of debt in connection with the prepayment of principal of Other Loans during the year ended December 31, 2020.
424 Fifth Venture Loans — On February 8, 2019, the 424 Fifth Venture entered into three loans (collectively, the "424 Fifth Venture Loans") relating to the 424 Fifth Property and development project with availability totaling $900 million. In March 2020, the 424 Fifth Property was sold and a portion of the sale proceeds were utilized to repay the principal and interest outstanding on the 424 Fifth Venture Loans in full. The Company accounted for this repayment as a debt extinguishment in accordance with ASC 470,
Debt and recorded a loss of $71.6 million included within loss on extinguishment of debt on the consolidated statements of operations for the year ended December 31, 2020. The loss on extinguishment represents the difference between the $756.6 million in cash paid, including a prepayment penalty and various other closing costs totaling $56.1 million and the net carrying amount of the debt and unamortized debt issuance costs immediately prior to the extinguishment of $685.0 million. This extinguishment was not considered to be a troubled debt restructuring.
During 2020, for the period prior to extinguishment, the weighted average interest rate on the 424 Fifth Venture Loans was 7.8% and $10.4 million of interest expense was originally included within the Company's construction in progress balance as a component of property and equipment, immediately prior to the sale, as the 424 Fifth Property was under development and not ready for its intended use before it was sold.
The 424 Fifth Venture Loans were secured only by the assets and equity of the 424 Fifth Venture, and were recourse to the Company in certain limited circumstances, and the Company had provided certain customary performance guarantees standard for real estate and construction financing.
Convertible Note — During 2018, the Company entered into an agreement for the issuance of a convertible promissory note (the “Convertible Note”) with SBG, and in August 2018, the Company drew down on the full $1.0 billion commitment.
Under the original terms of the Convertible Note, interest was scheduled to begin accruing on September 1, 2019, at a rate of 2.80%, compounded annually, and required repayment upon maturity on February 12, 2024, unless converted earlier. If not earlier converted or repaid in connection with a qualifying initial public offering as defined or the sale of the Company, all of the outstanding principal and interest due under the original terms of the Convertible Note would have converted into preferred stock of the Company upon a preferred stock financing providing to the Company gross proceeds of at least $2.0 billion (including the value of the Convertible Note).
In 2019, the Company and SVF II agreed to modify certain provisions of the Convertible Note. As the Convertible Note was payable to a principal stockholder, the Company recognized the change in fair value of the Convertible Note before and after modification, as an increase to additional paid in capital in the amount of $236.4 million during the year ended December 31, 2019.
As the Convertible Note included an interest-free period and the interest rate was also below the market effective rate for a similar borrowing, an original issue discount of $170.0 million was recorded upon the initial draw in August 2018 and an original issue discount of $286.8 million was recorded upon the modification in January 2019, each based on the fair value of the Convertible Note on the relevant date. As the borrowing at a discount was provided by a principal stockholder, the original discount of $170.0 million and the $116.9 million incremental increase in value of the discount upon amendment were both treated as capital contributions and included in additional paid in capital during 2018 and 2019, respectively. In addition, the Company recognized $119.5 million of additional capital contributions during the year ended December 31, 2019, relating to a change in fair value upon amendment of the terms of the Convertible Note. The Company estimated the fair values of the Convertible Note using a probability-weighted valuation scenario model.
The Convertible Note's original and amended terms also contained embedded redemption features that are required to be bifurcated and separately accounted for as derivatives. These embedded features were accounted for together as a single compound derivative. The Company estimated the fair value of the compound derivative at inception, upon amendment and at each reporting period, by comparing the value of the Convertible Note to a similar note without redemption features, the difference between the two values representing the value of the bifurcated redemption features. The bifurcation of the embedded redemption features represented a value of $178.8 million at the date of issuance and $25.3 million upon the subsequent amendment. As of June 30, 2019, the embedded redemption derivative had a fair value of zero as the probability of the redemption became remote upon the draw of the Amended 2018 Warrant discussed below. The embedded redemption derivative was accounted for in the same manner as a freestanding derivative pursuant to ASC 815, Derivatives and Hedging, with subsequent changes in fair value recorded as an increase to or a reduction of interest expense each period.
Prior to conversion, the fair value measurements of the debt discount and the embedded redemption features were considered to be Level 3 fair value measurements in the fair value hierarchy as per ASC 820, Fair Value Measurements, as they were determined using observable and unobservable inputs.
In July 2019, the Amended 2018 Warrant was exercised, as further discussed below, which also triggered the conversion of the $1.0 billion principal amount of the Convertible Note into 7,510,818 shares of Series G-1 Preferred Stock. Upon conversion, the Company recorded the Series G-1 Preferred Stock at $723.0 million, representing the net unamortized carrying amount of the Convertible Note and the related embedded redemption derivative as of the date of conversion.
During the year ended December 31, 2019, the Company recorded interest expense of $36.4 million, which represents the imputed interest on the Convertible Note at an effective interest rate of 10% and also recorded a reduction of interest expense of $1.7 million which represents the decline in the fair value of the embedded redemption derivative liability from January 1, 2019 through the January 2019 amendment and a reduction of interest expense of $25.3 million which represents the decline in the fair value of the embedded redemption derivative liability from the January 2019 amendment through December 31, 2019.
Interest Expense — The Company recorded the following interest expense in the consolidated statements of operations:

	Year Ended December 31,
(Amounts in thousands)	2021	2020	2019
Senior Notes:
Interest expense	$52,684	$52,684	$53,767
Deferred financing cost amortization	2,271	2,090	2,051
Total interest expense on Senior Notes	54,955	54,774	55,818
Other Loans:
Interest Expense	1,050	2,535	4,315
Convertible Note:
Interest Expense	—	—	34,662
Total interest expense on long-term debt	$56,005	$57,309	$94,795

Principal Maturities — Combined aggregate principal payments for current and long-term debt as of December 31, 2021 are as follows:

(Amounts in thousands)	Total
2022	$29,202
2023	—
2024	5,698
2025	669,000
2026	—
2027 and beyond	—
Total minimum payments	$703,900